Before IPO

Robinhood   What We Offer   Why Robinhood   Pricing   Learn   Support   Log in   Sign up

Robinhood Ventures

Invest in private companies

Many companies stay private for years. Now, everyone can get exposure to some of them through Robinhood Ventures Fund I.

Email address   Get updates




Robinhood Ventures Fund I
Roadshow Kickoff

Fund I is now live

Shares of Robinhood Ventures Fund I (RVI) can now be requested through IPO Access. Take a look at the companies and take part in the journeys.

Explore Fund I

Interested in having your company join the fund?

Send us a note at ventures@robinhood.com

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVI will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; or from RVI by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.

Forward-Looking Statements

This communication includes "forward looking statements," including with respect to RVI's proposed initial public offering and RVI's current and prospective portfolio investments. These statements include statements about our ability to register the public offering of shares of RVI with the SEC, RVI's investment objectives, RVI's intent to hold a concentrated portfolio of private companies at the frontiers of their respective industries, RVI's intent to hold these companies for the long term, whether any of RVI's portfolio companies will themselves conduct an IPO, and other forward-looking statements. You can sometimes identify forward-looking statements through the use of words or phrases such as "will" or "expect" and similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, including the risks outlined under "Risks" in the preliminary prospectus and elsewhere in RVI's filings with the SEC, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. RVI and Robinhood have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

Brokerage Customer Relationship Summary | FINRA's BrokerCheck

Follow us on

Product

- Invest
- Credit Card
- Gold
- Crypto
- Retirement
- Options
- Learn
- Sherwood Snacks

Company

- About us
- Blog
- Affiliates
- Press
- Careers
- Commitments
- Our Customers
- Investor Relations
- Support
- ESG
- Podcast
- Investor Index
- Robinhood Merch

Legal & Regulatory

- Terms & Conditions
- Disclosures
- Privacy
- Law Enforcement Requests
- Your Privacy Choices

Brokerage Customer Relationship Summary | FINRA's BrokerCheck

All investments involve risk and loss of principal is possible.

RVI may not be suitable for all investors. An investment in the Fund is speculative and involves a high degree of risk with substantial risk of loss. The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies. Investors should consider the investment objectives, risks, and charges and expenses of any closed-end fund (CEF) carefully before investing. The prospectus contains this and other information about the CEF and should be read carefully before investing.

RVI is a newly organized, non-diversified closed-end fund investing in a concentrated portfolio of private "Frontier Companies." This investment strategy entails limited information, illiquidity, valuation uncertainty, and risk of loss; shares and the value of the Fund's Net Assets may be volatile and shares may trade at a discount or premium, and exposures may be via illiquid private vehicles with capital calls and extra fees. The Fund may use leverage, has limited operating history, and does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends, all of which can reduce or delay returns.

A "Frontier Company" means a private company that, in the Adviser's view, is a best-in-class, growing business operating at the cutting edge of its sector or industry. A company is "best-in-class" if the Adviser believes it has one or more competitive advantages relative to other companies in its sector.

There is no assurance that the private companies in which the Fund invests will ever have a liquidity event.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No shareholder has the right to require the Fund to redeem his, her or its shares. While the Fund's shares are expected to be listed on an exchange, an active public market for the shares may not develop. As a result, shareholders may not be able to liquidate their investment. Accordingly, shareholders should consider that they may not have access to the funds they invest in the Fund for an indefinite period of time.

The net asset value (NAV) for a fund is calculated by dividing the total net assets of the fund by the total number of shares. CEF investors purchase shares on an exchange at the market price, which may be different from the NAV.

Robinhood Ventures DE, LLC ("Robinhood Ventures" or "**RHV**") is an investment advisor and provides advisory services to Robinhood Ventures Fund I.

RHV is a wholly owned subsidiary of Robinhood Markets, Inc. Robinhood and its affiliates generally earn more money from affiliated funds such as RVI than from unaffiliated funds.

RO XXXXXXX

Robinhood